                                                                   EXHIBIT 23.6










The Board of Directors
Centerstate Banks of Florida

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ G. T. NUNEZ & ASSOCIATES

January 20, 2000